Retirement plans	12 Months Ended
Dec. 31, 2025
Employee Benefits [Abstract]
Retirement plans	Retirement plans:
a) Defined benefit pension plans:
The Company has non-contributory defined benefit pension plans covering certain employees. The Company does not provide any significant post-retirement benefits other than pension plan benefits. Information concerning the Company’s defined benefit pension plans, in aggregate, is as follows:

As at	Dec 31 2025	Dec 31 2024
Accrued benefit obligations:
Balance, beginning of year	$40,047	$55,181
Current service cost	1,259	3,395
Past service cost	—	—
Interest cost on accrued benefit obligations	2,095	2,436
Benefit payments	(5,699)	(3,657)
Settlements	—	(12,246)
Actuarial (gain) loss	3,190	(206)
Foreign exchange (gain) loss	2,849	(4,856)
Balance, end of year	43,741	40,047
Fair values of plan assets:
Balance, beginning of year	23,249	38,208
Interest income on assets	1,072	1,680
Contributions	4,715	2,536
Benefit payments	(5,699)	(3,657)
Settlements	(574)	(13,305)
Return on plan assets	(374)	45
Foreign exchange gain (loss)	1,399	(2,258)
Balance, end of year	23,788	23,249
Unfunded status	19,953	16,798
Minimum funding requirement	—	—
Defined benefit obligation, net	$19,953	$16,798

The net defined benefit obligation above is comprised of unfunded retirement obligations and funded retirement net assets from defined benefit pension plans, as follows:
The Company has an unfunded retirement obligation of $20.3 million as at December 31, 2025 (2024 - obligation of $19.2 million) for its employees in Chile that will be funded in accordance with Chilean law. The accrued benefits for the unfunded retirement arrangement in Chile are paid when an employee leaves the Company in accordance with the plan terms and country regulations.The Company estimates that it may make benefit payments based on actuarial assumptions related to the unfunded retirement obligation of $11.0 million in Chile for 2026. Actual benefit payments in future periods will fluctuate based on employee retirements.
The Company has a net funded retirement asset of $2.4 million as at December 31, 2025 (2024 - $3.7 million) for certain employees and retirees in Canada. The Company estimates that it will make no additional contributions relating to its supplemental pension plan in Canada in 2026.
These defined benefit plans expose the Company to actuarial risks, such as longevity risk, currency risk, interest rate risk and market risk on the funded plans. Additionally, as the plans provide benefits to plan members predominantly in Canada, and Chile, the plans expose the Company to foreign currency risk for funding requirements. The primary long-term risk is that the Company will not have sufficient plan assets and liquidity to meet obligations when they fall due. The weighted average duration of the net defined benefit obligation is 6 years. The Company had no minimum funding requirement for the years ended December 31, 2025 and 2024.
The asset allocation for the defined benefit pension plan assets as at December 31, 2025 and 2024 is as follows:

As at	Dec 31 2025	Dec 31 2024
Equity securities	24%	23%
Debt securities	16%	14%
Cash and other short-term securities	60%	63%
Total	100%	100%

The fair value of the above equity and debt instruments are determined based on quoted market prices in active markets whereas the fair value of cash and other short-term securities are not based on quoted market prices in active markets. The plan assets are held separately from those of the Company in funds under the control of trustees.
b) Defined contribution pension plans:
The Company has defined contribution pension plans. The Company’s funding obligations under the defined contribution pension plans are limited to making regular payments to the plans, based on a percentage of employee earnings. Total net pension expense for the defined contribution pension plans charged to operations during the year ended December 31, 2025 was $15.3 million (2024 - $12.3 million).